Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Income Funds – Classes A, B, C

High Yield Bond Fund

Intermediate Government Income Fund

Ultra-Short Duration Bond Fund

Wells Fargo Advantage Income Funds – Institutional Class

Corporate Bond Fund

Wells Fargo Advantage Income Funds – Investor Class

Corporate Bond Fund

Wells Fargo Advantage International Stock Funds – Investor Class

Overseas Fund

Wells Fargo Advantage Large Cap Stock Funds – Classes A, B, C

Endeavor Large Cap Fund

Equity Index Fund

Large Company Core Fund

Value Fund

Wells Fargo Advantage Municipal Income Funds – Classes A, B, C

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Wells Fargo Advantage Municipal Income Funds – Administrator Class

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Supplement dated April 8, 2008, to the above Wells Fargo Advantage Fund prospectuses dated April 1, 2008, as previously supplemented, as the case may be.

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family. These initiatives include certain fund reorganizations. The Board believes these initiatives are in the best interest of shareholders.

Additional information on the fund reorganizations follows.

Reorganizations and Meeting of Shareholders

Corporate Bond Fund

High Yield Bond Fund

Intermediate Government Income Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Overseas Fund

Value Fund

The Board unanimously approved the reorganization (each a “Reorganization”, collectively the “Reorganizations”) of specified Funds (“Target Funds”) into certain existing Wells Fargo Advantage Funds (“Acquiring Funds”), as shown in the table below.

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Target Fund	Acquiring Fund
Corporate Bond Fund	Income Plus Fund
High Yield Bond Fund	High Income Fund
Intermediate Government Income Fund	Government Securities Fund
National Limited-Term Tax-Free Fund	Short-Term Municipal Bond Fund
National Tax-Free Fund	Municipal Bond Fund
Overseas Fund	International Equity Fund
Value Fund	C&B Large Cap Value Fund

Each Reorganization identified in the table above is subject to the satisfaction of certain conditions, including approval by the respective Target Fund shareholders. A special meeting of the shareholders of such Target Funds is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve their respective Reorganization(s).

If shareholders of these Target Funds approve their respective Reorganization(s), the Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of each Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve. Each Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of these Reorganizations. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganizations.

Prior to each such Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. Each of these proposed Reorganizations, if approved by shareholders, is expected to occur by the end of the third quarter of 2008.

No shareholder action is necessary at this time. Additional information, including a detailed description of each Reorganization identified in the table above and the Board’s reasons for approving it will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of each such Target Fund by the second quarter of 2008. The Proxy Statement/Prospectus will also confirm the date, time and location of the special shareholder meeting.

Reorganizations Not Requiring Shareholder Approval

Endeavor Large Cap Fund

Equity Index Fund

Large Company Core Fund

Ultra-Short Duration Bond Fund

The Board unanimously approved the Reorganization of the Target Funds identified above into certain existing Acquiring Funds, as shown in the table below. Shareholder approval of these Reorganizations is not required under applicable SEC rules and will not be sought.

Target Fund	Acquiring Fund
Endeavor Large Cap Fund	Capital Growth Fund
Equity Index Fund	Index Fund
Large Company Core Fund	Growth and Income Fund
Ultra-Short Duration Bond Fund	Ultra Short-Term Income Fund

In its approval of each Reorganization not requiring shareholder approval, the Board considered many factors, including that each Target Fund and its corresponding Acquiring Fund have the same investment adviser and sub-adviser, substantially the same investment objectives and strategies and the same or similar net operating expenses. The Board also considered that shareholders would not bear any expenses associated with, or recognize gain or loss for federal income tax purposes as a result of these Reorganizations.

Each of these Reorganizations will be effected through a transaction structure substantially identical to the transaction structure of the Reorganizations described above under “Reorganizations and Meeting of Shareholders.”

Prior to these Reorganizations, shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund’s prospectus. The Reorganizations not requiring shareholder approval are expected to occur by the end of the third quarter of 2008. Upon completion of each such Reorganization, each Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations, and dissolve. A prospectus for the relevant Acquiring Fund will be provided to shareholders of the corresponding Target Fund shortly after completion of the respective Reorganization.

IEIV048/P306SP

Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Small and Mid Cap Stock Funds – Advisor Class

Enterprise Fund

Opportunity Fund

Supplement dated April 8, 2008, to the prospectus dated March 1, 2008.

Share Class Modifications

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds® and standardize share classes across the fund family. These initiatives include modification of certain share classes within the fund family. In this regard, the Advisor Class of the Enterprise and Opportunity Funds will be renamed Class A shares and will be modified to assume the features and attributes associated with Class A shares, including their exchange privileges. These share class modifications are expected to take place by the end of the third quarter of 2008. Additional information will be provided to shareholders approximately 60 days in advance of the modifications.

SCAV058/P205SP2

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